UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2003

SAXON CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-33485	54-2036376
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

4860 Cox Road, Suite 300 Glen Allen, Virginia	23060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (804) 967-7400

4951 Lake Brook Drive, Suite 300

Glen Allen VA 23060

(Former name or former address, if changed since last year)

Item 9.          Regulation FD Disclosure.

        On December 8, 2003, Saxon Capital, Inc. (the “Company”) announced the election of a new Chairman of its Board of Directors. Attached as Exhibit 99.1 is a copy of the press release relating to the announcement, which is incorporated herein by reference.

        Note: the information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAXON CAPITAL, INC. By: /s/ Robert B. Eastep —————————————— Robert B. Eastep Executive Vice President Principal Financial Officer

Date: December 8, 2003

INDEX TO EXHIBITS

Exhibits

Exhibit 99.1         Press Release dated December 8, 2003.